Exhibit 10.85.7

AGREEMENT FOR SUBORDINATION OF PAYMENTS

TO RELATED PARTIES

THIS AGREEMENT FOR SUBORDINATION OF PAYMENTS TO RELATED PARTIES

("Agreement") is made as of this 4th day of February, 2021, by and among each of the parties identified on Exhibit A hereto (collectively "Related Parties"); ACCESS POINT FINANCIAL, LLC, a Delaware limited liability company ("Lender"), and LF3 AURORA LLC, a Delaware limited liability company and LF3 AURORA TRS, LLC, a Delaware limited liability company (collectively, the “Borrower”).

RECITALS

A.            Lender intends to make a loan to Borrower ("Loan"), pursuant to the provisions of a certain Loan Agreement dated of even date herewith executed by Borrower in favor of Lender ("Loan Agreement"), which will be evidenced by Borrower's promissory note to Lender in the amount of $15,000,000.00 (the "Note") and certain other related documents (the Loan Agreement, the Note, and such other documents are sometimes referred to as the "Loan Documents").

B.            The Loan will be secured, in part, by a first lien on certain furnishings, equipment and other property ("Collateral") used in connection with the construction, refurbishment and/or operation of the premises located at 255 North Blackhawk Street, Aurora, Colorado 80011 ("Premises").

C.            Related Parties constitute the general partners, shareholders, joint ventures, co-makers, members, managers or other parties related to Borrower.

D.            As an inducement for Lender to make the Loan and extend certain financial accommodations to Borrower, Related Parties and Borrower have agreed to certain matters as provided in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated herein and made a part of this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.            Subordination. All distributions, dividends, salaries, reimbursements, fees, interest and other amounts now or hereafter payable to Related Parties or any affiliate of a Related Party by Borrower or otherwise in connection with or derived from revenues generated in connection with the operation of the Premises, and all liens and security related thereto (collectively, "Fees to Related Parties") hereby are made subordinated to (a) the payment of all indebtedness due to Lender under the Loan Documents ("Loan Payments"), and (b) the rights, title and interest of Lender in and to the Collateral. This subordination shall not apply to any Fees to Related Parties which actually have been paid to Related Parties or any affiliate of a Related Party in cash prior to the date of this Agreement. Any and all loans, leases and advances made by any Related Party or any affiliate of a Related Party to Borrower or otherwise in connection with the Premises now or hereafter outstanding shall be likewise fully subordinated in terms of payment and security to the payment and security of the Loan and each Related Party agrees, and agrees to cause any such affiliate to agree, to enter into such subordination agreements as Lender may reasonably require to evidence such subordination. No Fees to Related Parties shall be paid more frequently than on a monthly basis and shall be suspended in the event of an Event of Default under the Note or Loan Agreement.

2.            No Amendment of Organizational Documents. Borrower's partnership agreement, corporate charter, by-laws, joint venture agreement, operating agreement or any other organizational document, as applicable, shall not be modified in any manner with respect to the Fees to Related Parties or similar fee arrangements, nor shall Related Parties or Borrower enter into any management agreement with respect to the Premises without the prior written consent of Lender. Any new management agreement so entered into shall be subordinated to the Loan in a manner acceptable to Lender.

3.            Ownership Structure of Borrower. Borrower and each of the Related Parties hereby represents and warrants to Lender that the structure of Borrower and all other entities described in Exhibits A and A-1 and the percentages of ownership described therein is fully, accurately and completely set forth on Exhibits A and A-1 and that no person or entity has any interest, ownership or otherwise, in Borrower and such other entities other than as described on said Exhibits A and A-1.

4.            No Joint Venture. Lender does not become a partner or member of a joint enterprise with Related Parties or Borrower as a result of its participation in this Agreement.

5.            Power to Execute Agreement. Each party hereby certifies, represents, and warrants to the other parties that it has full power and authority to execute this Agreement, that the execution and delivery of this Agreement by the party making such representation has been fully authorized and directed, that the persons executing this Agreement on behalf of the party making such representation have been duly authorized to do so, and that this Agreement, once executed, shall be the valid and binding obligation of the party making such representation enforceable in accordance with its terms.

6.            Notices, Demands and Requests. All notices and other communications under this Agreement are to be in writing, addressed to the respective party to the address as set forth below such party's signature hereto, and shall be deemed to have been duly given (a) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (b) one business day after having been timely deposited for overnight delivery, fee prepaid, with any reputable overnight courier service, or (c) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by certified mail, postage prepaid, return receipt requested. Each party may establish a new address from time to time by written notice to the other given in accordance with this section; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent. Notice to additional parties designated by a party entitled to notice are for convenience only and are not required for notice to a party to be effective in accordance with this section.

7.          Miscellaneous.

(a)           Entire Agreement; Modification. This Agreement supersedes all prior agreements, understandings, representations and communications between the parties, whether oral or written, with respect to the transactions contemplated hereby. Neither this Agreement nor any provisions hereof will be modified, supplemented or waived, except by an instrument in writing signed by both parties hereto and then only to the extent expressly provided in such writing.

(b)           Binding Effect. The Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors, successors and assigns, whether by voluntary action of the parties or by operation of law. The foregoing shall not be construed to permit assignments or other transfers otherwise prohibited. If any party hereto consists of more than one person or entity, the obligations and liabilities of each such person or entity hereunder shall be joint and several.

(c)           Applicable Law. This Agreement and all the rights and obligations hereunder will be governed in accordance with the laws of the State of Georgia (without regard to its conflict of laws principles).

(d)           Enforceability. If any provision of this Agreement is found by competent judicial authority to be invalid or unenforceable, the other provisions of this Agreement that can be carried out without the invalid or unenforceable provision will not be affected, and such invalid or unenforceable provision will be ineffective only to the extent of such invalidity or unenforceability and shall be construed to the greatest extent possible to accomplish fairly the purposes and intentions of the parties hereto. All rights and remedies under this Agreement are distinct and cumulative not only as to each other but as to any rights or remedies afforded by law or equity. They may be exercised together, separately or successively. Any failure by Lender to exercise any of its remedies does not constitute a waiver of that remedy in the future as to the same or any other default.

(e)           Ambiguity; Headings; Gender; and Certain Terms. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender by virtue of the fact that such document has originated with Lender as drafter. Both parties agree that this Agreement shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto. Words used in this Agreement may be used interchangeably in singular or plural form, and any pronoun shall be deemed to cover all genders. Section headings are for convenience only and shall not be used in interpretation of this Agreement. "Herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or other subdivision. Reference to days for performance shall mean calendar days unless business days are expressly indicated.

(f)            Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which counterpart will, for all purposes, be deemed an original, but all such counterparts together will constitute one instrument.

(g)           Consent to Jurisdiction. Each party hereto agrees and consents to the jurisdiction and venue of any state or federal court sitting in DeKalb County, Georgia with respect to any legal action, proceeding, or dispute arising with respect to this Agreement and hereby expressly waives any and all rights under applicable law or in equity to object to the jurisdiction and venue of said courts. Borrower and each Related Party further irrevocably consents to service of process by certified mail, return receipt requested, to the address for such party last provided in accordance with the notice provision of this Agreement and agrees that within thirty (30) days after such mailing, he/she shall appear or answer to any summons and complaint or other process and should he/she fail to appear or answer within said thirty-day period, he/she shall be deemed in default and judgment may be entered by Lessor against him/her for the amount as demanded in any summons and complaint or other process so served.

(h)           WAIVER OF JURY TRIAL. EACH RELATED PARTY, IN ORDER TO INDUCE LENDOR TO MAKE THE LOAN TO BORROWER, HEREBY WAIVES ANY RIGHT SUCH PARTY MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL ACTION, PROCEEDING, OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, WHICH MAY BE COMMENCED BY OR AGAINST SUCH PERSON OR THE OTHER PARTIES CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT.

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IN WITNESS WHEREOF, the parties have entered into this Agreement and affixed their seals hereto as of the date first above written, intending to be legally bound hereby.

	LENDER:	BORROWER:

	ACCESS POINT FINANCIAL, LLC	LF3 AURORA, LLC, a Delaware limited liability company

By:	/s/ Dilip Petigara
Dilip Petigara, Chief Executive Officer
		By:		Lodging Fund REIT III OP, LP, its Sole Member

			By:	Lodging Fund REIT III, Inc., its General Partner

By: /s/ Samuel Montgomery (SEAL) Name: Samuel Montgomery Title: COO and CFO

(Corporate Seal)

LF3 AURORA TRS, LLC, a Delaware limited liability company
		By:		Lodging Fund REIT III TRS, Inc.
		Its:		Sole Member

		By:		Lodging Fund REIT III OP, LP
		Its:		Sole Shareholder

		By:		Lodging Fund REIT III, Inc.
		Its:		General Partner

/s/ Samuel Montgomery
		By:		Samuel Montgomery Its: COO and CFO

(Corporate Seal)

	Address for Lender:	Address for Borrower:
	One Ravinia Drive, 9th Floor	1635 43rd Street South
	Atlanta, GA 30346	Suite 205
	Attn: Dilip Petigara	Fargo, ND 58103

(Signatures continued on following page)

(Signatures continued from previous page)

RELATED PARTIES:

Lodging Fund REIT III OP, LP, a
Delaware limited partnership

By:	Lodging Fund REIT III, Inc., its
General Partner

By: /s/ Samuel Montgomery (SEAL)
Name: Samuel Montgomery
Title: COO and CFO

(Corporate Seal)

Lodging Fund REIT III, Inc., a
Maryland corporation

By: /s/ Samuel Montgomery (SEAL)
Name: Samuel Montgomery
Title: COO and CFO

(Corporate Seal)

Lodging Fund REIT III TRS, Inc., a
Delaware corporation

By: /s/ Samuel Montgomery (SEAL)
Name: Samuel Montgomery
Title: COO and CFO

(Corporate Seal)

NHS LLC dba National Hospitality Services,
a North Dakota limited liability company

/s/ Norman H. Leslie
By: Norman H. Leslie
Its: Sole Member

EXHIBIT A

Organization Chart

EXHIBIT A-1

Organization Chart